ADVANCED SERIES TRUST

AST Wellington Management Global Bond Portfolio

Supplement dated July 23, 2015 to the

Prospectus and Statement of Additional Information dated July 13, 2015

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI) and should be retained for future reference. The AST Wellington Management Global Bond Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

Because of the nature of its investments, the Portfolio is subject to regulation by the Commodity Futures Trading Commission (the CFTC) under the Commodity Exchange Act (CEA). To reflect the fact that the Portfolio is subject to regulation by the CFTC under the CEA, the Prospectus and SAI are modified as follows:

(1)	The fourth paragraph in the section of the Prospectus entitled, “How the Trust is Managed” is hereby amended by adding a reference to the Portfolio as follows:

PI has registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodities Exchange Act (CEA) with respect to the AST AQR Emerging Markets Equity Portfolio, the AST Schroders Global Tactical Portfolio, the AST Franklin Templeton K2 Global Absolute Return Portfolio, the AST FQ Absolute Return Currency Portfolio, the AST Goldman Sachs Global Growth Allocation Portfolio, the AST Columbia Adaptive Risk Allocation Portfolio, the AST Managed Alternatives Portfolio, the AST Morgan Stanley Multi-Asset Portfolio, the AST Wellington Management Global Bond Portfolio and the AST Wellington Management Real Total Return Portfolio.

(2)	The section of the Prospectus entitled “Related Account Performance” is hereby amended by adding a reference to the Portfolio in each of the paragraphs in that section, as follows:

Because of the nature of their investments, the AST Columbia Adaptive Risk Allocation Portfolio (the Columbia Portfolio), the AST Managed Alternatives Portfolio (the Managed Alternatives Portfolio), the AST Morgan Stanley Multi-Asset Portfolio (the Morgan Stanley Portfolio), the AST Wellington Management Global Bond Portfolio (the Wellington Global Bond Portfolio) and the AS Wellington Management Real Total Return Portfolio (the Wellington Real Total Return Portfolio), and PI, as the sole investment manager to the Columbia Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio and the Wellington Real Total Return Portfolio, are subject to regulation under the Commodity Exchange Act (CEA). Because the Columbia Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio and the Wellington Real Total Return Portfolio are each regulated by the CFTC and National Futures Association (NFA) as a commodity pool, and by the SEC as a registered investment company, they are each subject to each organization’s disclosure requirements. The CFTC recently adopted rules that are designed to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA that requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool.

PI does not manage any pool or account that has investment objectives, policies and strategies that are substantially similar to either of the Columbia Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio or the Wellington Real Total Return Portfolio.

(3)	The sub-section of the SAI entitled “FUTURES” in the “INVESTMENT RISKS & CONSIDERATIONS” section is hereby amended by replacing the final two paragraphs in that sub-section with the following paragraphs:

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Each Portfolio, except the AST Columbia Adaptive Risk Allocation Portfolio, the AST Managed Alternatives Portfolio, the Morgan Stanley Multi-Asset Portfolio, the AST Wellington Management Global Bond Portfolio and the AST Wellington Management Real Total Return Portfolio, has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Based on the trading strategies for the AST Columbia Adaptive Risk Allocation Portfolio, the AST Managed Alternatives Portfolio, the Morgan Stanley Multi-Asset Portfolio, the AST Wellington Management Global Bond Portfolio and the AST Wellington Management Real Total Return Portfolio, each shall be considered a “commodity pool” and the Investment Managers shall be considered a “commodity pool operator” with respect to the Portfolio under the CEA. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolios’ gross expenses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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